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                                                                   EXHIBIT 10.35

                           NEGATIVE PLEDGE AGREEMENT

         This Negative Pledge Agreement (the "Negative Pledge") is executed effective 9-9, 1996, by GAINSCO, INC. ("Borrower"), a Texas corporation, and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank One"), in connection with a loan from Bank One to Borrower.

         1. Obligations. Bank One has agreed to make a loan to Borrower to be evidenced by a Revolving Promissory Note of even date, in the original principal sum of $5,000,000.00. The revolving promissory note and all extensions and renewals thereof and any and all other loans, advances, or extensions of credit by Bank One to Borrower (whether created directly or acquired by Bank One indirectly by assignment or otherwise), and whether now existing or hereafter arising, absolute or contingent, primary or secondary will be collectively called the "Obligations".

         2. Negative Pledge. In consideration of Bank One extending credit to Borrower, so long as any of the Obligations shall remain unpaid and outstanding, Borrower agrees not to mortgage, encumber, pledge, or grant a lien upon or security interest in all or any part of Borrower's assets, whether now owned or hereafter acquired, including without limitation, all stock and other evidence of ownership in Borrower's subsidiary corporations (all collectively referred to as the "Assets"). Borrower also will not create, incur, suffer, or permit to exist any mortgage, deed of trust, pledge, assignment, title retention, lien, security interest, or any other preferential arrangement, charge, or encumbrance (including any conditional sale or finance lease), on, in, or with respect to the Assets, without Bank One's prior written consent.

         3. Additional Covenants. So long as any of the Obligations remain unpaid, Borrower further agrees that: (a) Borrower will not sell, lease, assign, or convey all or any part of the Assets without first obtaining Bank One's prior written consent; and (b) Borrower will cause the Assets to be kept free and clear of any and all liens, mortgage, charges, security interest, and encumbrances of every character, except for those consented to in writing by Bank One.

         4. Events of Default. The happening of any of the following events or conditions shall constitute an "Event of Default" hereunder: (a) Borrower fails or refuses to punctually and properly perform, observe, and comply with all of the terms, covenants, and conditions of this Negative Pledge; or (b) Any of the Assets is attached or otherwise levied upon or placed in the hands of a receiver or other representative of a court.

         5. Remedies. Upon the occurrence of an Event of Default, or at any time thereafter, Bank One may, at its option, among other things, declare the unpaid principal balance of and the interest accruing on the Obligations to be immediately due and





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payable, without any notice, presentment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or demand of any kind, all of which are hereby expressly waived.

         6. Release of Negative Pledge. Upon full and complete payment of the Obligations owing by Borrower to Bank One, Bank One will release this Negative Pledge.

         7. Miscellaneous. (a) Borrower agrees to execute any and all further documents, including financing statements, and to take all actions as Bank One may require in the furtherance of this Negative Pledge.

                 (b) This Negative Pledge, together with the covenants and warranties contained herein, shall inure to the benefit of Bank One and any subsequent owner of the Obligations, and shall be binding upon Borrower, and its successors and assigns.

                 (c) The laws of the State of Texas and of the United States shall govern the rights and duties of Borrower and Bank One hereunder and the validity, construction, enforcement, and interpretation of this Negative Pledge. The duties and obligations herein imposed upon Borrower are performable in Fort Worth, Tarrant County, Texas.

                 (d) Borrower is making this Negative Pledge Agreement in order to induce Bank One into making the loan represented by the note described above, and Borrower acknowledges that Bank One is relying on the covenants and warranties of the Borrower herein in making that loan.

         EXECUTED to be effective on the date first written above.

                                        GAINSCO, INC.


                                        By: /s/ DANIEL J. COOTS
                                           ----------------------------
                                                Daniel J. Coots,
                                                Senior Vice President and
                                                Chief Financial Officer


                                        BANK ONE, TEXAS, NATIONAL ASSOCIATION



                                        By: /s/ JOHN D. HUDGENS
                                           ----------------------------
                                                John D. Hudgens,
                                                Vice President





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